SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Floating Rate Fund

The following disclosure replaces similar disclosure in the sub-section entitled “Purchases In-Kind” of the “PURCHASE AND REDEMPTION OF SHARES” section of the fund’s Statement of Additional Information:

Purchases In-Kind. This section is applicable only to the following funds: DWS Floating Rate Fund, DWS Global High Income Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Please Retain This Supplement for Future Reference

April 30, 2014
SAISTKR-153